Exhibit 10.2.1

Execution Version

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT #1 TO

MANUFACTURING AND SUPPLY AGREEMENT

THIS AMENDMENT #1 TO MANUFACTURING AND SUPPLY AGREEMENT (this “Amendment #1”) dated the 12th day of December, 2017 (the “Amendment #1 Effective Date”) is made by and between Intercept Pharma Europe Ltd., having a location at 2 Pancras Square, Floor 1, London, United Kingdom N1C 4AG (“Intercept”), and PharmaZell GmbH, a corporation organized under the laws of Germany (“PharmaZell”). Intercept and PharmaZell are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Intercept and PharmaZell previously entered into that certain Manufacturing and Supply Agreement dated August 12, 2016 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement on the terms and conditions set forth in this Amendment #1.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants of the Parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Capitalized terms used but not defined in this Amendment #1 shall have the meanings ascribed thereto in the Agreement.

2. With respect to the [**] validation campaign of API under the proposal dated August 24, 2014 (the “Existing Work Order”), provided that PharmaZell has provided to Intercept on or before the Amendment #1 Effective Date the validation documentation for the Supplied Material and evidence that approximately [**] of the Supplied Material that is the subject of such Existing Work Order has been shipped to Intercept in accordance with the terms and conditions of the Agreement, Intercept shall pay to PharmaZell on or before [**] the amount of [**] as full and final payment for the Supplied Material that is the subject of such Existing Work Order.

3. Notwithstanding the ordering, delivery dates and payment provisions set forth in the Agreement or Work Order #1, with respect to the Supplied Material that is the subject of Work Order #1 (“Campaign 1”), such Work Order will be amended and replaced with the Work Orders attached to this Amendment #1 as Exhibit 1 and Exhibit 2 and the following shall apply:

3.1	The Parties agree that PharmaZell has achieved [**] Steps of the Manufacturing Process and has invoiced Intercept for the same. Intercept shall pay to PharmaZell on or before [**] the amount of [**] for the achievement of [**] Steps of the Manufacturing Process as invoiced by PharmaZell.

3.2	With respect to [**] Steps of the Manufacturing Process, in accordance with the Agreement, this Amendment #1 and the Work Order attached hereto as Exhibit 1, PharmaZell shall Manufacture and invoice the Supplied Material that is the subject of Campaign 1 based on a [**] Supplied Material order size at a price per [**] equal to [**] (even though the Work Order attached hereto as Exhibit 1 is for [**] (subject to the [**] cap of Section 2.7(f) of the Agreement (i.e., Intercept shall have no obligation to purchase more than [**] of Campaign 1))) in accordance with the terms and conditions of the Agreement with the expected dates as follows:

Milestone	Step of Manufacturing Process	Percentage of total Purchase Price	Required Date of Completion of Step of Manufacturing Process
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

The required Delivery Date for [**] is set forth in the Work Order attached hereto as Exhibit 1.

3.3	Upon the completion of the [**] Step of the Manufacturing Process, PharmaZell shall divide the amount of [**] into [**], [**] of which shall be the “Campaign 1 Processed Amount” and [**] of which shall be the “Campaign 1 Stored Amount”.

(a)	PharmaZell, in accordance with the terms and conditions of the Agreement, this Amendment #1 and the Work Order attached hereto as Exhibit 2, shall process and Manufacture the Campaign 1 Processed Amount into API, and upon completion, shall provide the documentation and deliver to Intercept the API resulting from the Campaign 1 Processed Amount. PharmaZell shall invoice Intercept for the Campaign 1 Processed Amount in an amount equal to [**] of the total Purchase Price for Campaign 1 (based on [**]). The required Delivery Date for the API from the Campaign 1 Processed Amount is set forth in the Work Order attached hereto as Exhibit 2.

(b)	With respect to the Campaign 1 Stored Amount, such Campaign 1 Stored Amount shall be considered “Intercept Material” and stored and handled by PharmaZell in accordance with the terms and conditions of Sections 2.7(a)-(d) of the Agreement and such additional storage and handling conditions as are set forth in the Quality Agreement and the Work Order attached hereto as Exhibit 2. On or before [**], Intercept shall notify PharmaZell that Intercept either desires PharmaZell to (a) Manufacture the Campaign 1 Stored Amount into API and deliver such API to Intercept in accordance with the terms and conditions of the Agreement or (b) continue to store the Campaign 1 Stored Amount as Intercept Material beyond [**].

(c)	In the event that Intercept requires PharmaZell to Manufacture the Campaign 1 Stored Amount into API, Intercept shall issue a new Work Order by [**] for such Manufacturing and specify the requested Delivery Date therefor (it being understood that with respect to the Delivery Date for the API to be Manufactured from the Campaign 1 Stored Amount, Intercept shall have the right to specify a Delivery Date that is [**] months after the issuance of such Work Order). Upon the delivery of the API resulting from the Campaign 1 Stored Amount, PharmaZell shall invoice Intercept for the remaining percentage of the Purchase Price (at a price per [**] of [**]) in accordance with the Agreement based on the amount of API actually delivered (taking into account the total amount of API delivered from the Campaign 1 Processed Amount and the Campaign 1 Stored Amount).

(d)	In the event that Intercept requires PharmaZell to continue to store the Campaign 1 Stored Amount, (i) PharmaZell shall continue to store such Campaign 1 Stored Amount until the earlier of (x) the expiration or termination of the Agreement or (y) such time as Intercept requires PharmaZell to Manufacture the Campaign 1 Stored Amount into API, and (ii) PharmaZell shall invoice Intercept for [**] of the Purchase Price based on an expected yield conversion of [**] from [**] to API, (subject to a cap of [**] of API). At any time during the Term, Intercept may issue a Work Order with a requested Delivery Date for PharmaZell to Manufacture the Campaign 1 Stored Amount into API (it being understood that with respect to the Delivery Date for the API to be Manufactured from the Campaign 1 Stored Amount, Intercept shall have the right to specify a Delivery Date that is [**] months after the issuance of such Work Order). Upon the delivery of the API resulting from the Campaign 1 Stored Amount, PharmaZell shall invoice Intercept for the remaining percentage of the Purchase Price in accordance with the Agreement based on the amount of API actually delivered (taking into account the amount of API delivered from the Campaign 1 Processed Amount and the Campaign 1 Stored Amount). If Intercept has not required PharmaZell to Manufacture the Campaign 1 Stored Amount into API prior to the expiration or termination of the Agreement, upon the written direction of Intercept, PharmaZell shall either deliver such Campaign 1 Stored Amount to Intercept or its designee or destroy such Campaign 1 Stored Amount.

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4. On the Amendment Effective Date, Intercept is hereby issuing the Work Orders for [**] of API, with the Work Order attached as Exhibit 3 for the manufacture of such campaign through [**] and the Work Order attached hereto as Exhibit 4 for the manufacture of [**] into API. Notwithstanding the ordering, delivery dates and payment provisions set forth in the Agreement, with respect to the API that is the subject of the Work Orders attached hereto as Exhibit 3 and Exhibit 4 (“Campaign 2”), the following shall apply:

4.1	With respect to the [**] Steps of the Manufacturing Process, PharmaZell shall Manufacture and invoice the Supplied Material that is the subject of Campaign 2 based on a [**] Supplied Material order size (subject to the [**] cap of Section 2.7(f) of the Agreement (i.e., Intercept shall have no obligation to purchase more than [**] of Campaign 2) in accordance with the terms and conditions of the Agreement and the below table:

Milestone	Step of Manufacturing Process	Percentage of total Purchase Price	Required Date of Completion of Step of Manufacturing Process
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

The required Delivery Date for the [**] from the Campaign 2 Processed Amount is set forth in the Work Order attached hereto as Exhibit 3.

4.2	Upon the completion of the [**] Step of the Manufacturing Process, PharmaZell shall divide the amount of [**] into [**], [**] of which shall be the “Campaign 2 Processed Amount” and [**] of which shall be the “Campaign 2 Stored Amount”.

(a)	PharmaZell, in accordance with the terms and conditions of the Agreement, this Amendment #1 and the Work Order attached hereto as Exhibit 4 shall process and Manufacture the Campaign 2 Processed Amount into API, and upon completion, shall provide the documentation and deliver to Intercept the API resulting from the Campaign 2 Processed Amount. PharmaZell shall invoice Intercept for the Campaign 2 Processed Amount in amount equal to [**] of the total Purchase Price for Campaign 2 (based on [**]). The required Delivery Date for the API from the Campaign 2 Processed Amount is set forth in the Work Order attached hereto as Exhibit 4.

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(b)	With respect to the Campaign 2 Stored Amount, such Campaign 2 Stored Amount shall be considered “Intercept Material” and shall be stored and handled by PharmaZell in accordance with the terms and conditions of Sections 2.7(a)-(d) of the Agreement and such additional storage and handling conditions as are set forth in the Quality Agreement and the Work Order attached hereto as Exhibit 4. On or before [**], Intercept shall notify PharmaZell that Intercept either desires PharmaZell to (a) Manufacture the Campaign 2 Stored Amount into API and deliver such API to Intercept in accordance with the terms and conditions of the Agreement or (b) continue to store the Campaign 2 Stored Amount as Intercept Material beyond [**]; provided that the [**] date shall be extended day-for-day for every day that PharmaZell delivers the [**] beyond the Delivery Date for such [**] set forth in the Work Order attached as Exhibit 3.

(c)	In the event that Intercept requires PharmaZell to Manufacture the Campaign 2 Stored Amount into API, Intercept shall issue a new Work Order for such Manufacturing by the later of [**] or [**], and specify the requested Delivery Date therefor (it being understood that with respect to the Delivery Date for the API to be Manufactured from the Campaign 2 Stored Amount, Intercept shall have the right to specify a Delivery Date that is [**] months after the issuance of such Work Order). Upon the delivery of the API resulting from the Campaign 2 Stored Amount, PharmaZell shall invoice Intercept for the remaining percentage of the Purchase Price in accordance with the Agreement based on the amount of API actually delivered (taking into account the total amount of API delivered from the Campaign 2 Processed Amount and the Campaign 2 Stored Amount).

(d)	In the event that Intercept requires PharmaZell to continue to store the Campaign 2 Stored Amount, (i) PharmaZell shall continue to store such Campaign 2 Stored Amount until the earlier of (x) the expiration or termination of the Agreement or (y) such time as Intercept requires PharmaZell to Manufacture the Campaign 2 Stored Amount into API, and (ii) PharmaZell shall invoice Intercept for [**]of the Purchase Price based on an expected yield conversion of [**] from [**] to API (subject to a cap of [**] of API). At any time during the Term, Intercept may issue a Work Order with a requested Delivery Date for PharmaZell to Manufacture the Campaign 2 Stored Amount into API (it being understood that with respect to the Delivery Date for the API to be Manufactured from the Campaign 2 Stored Amount, Intercept shall have the right to specify a Delivery Date that is [**] months after the issuance of such Work Order). Upon the delivery of the API resulting from the Campaign 2 Stored Amount, PharmaZell shall invoice Intercept for the remaining percentage of the Purchase Price in accordance with the Agreement based on the amount of API actually delivered (taking into account the amount of API delivered from the Campaign 2 Processed Amount and the Campaign 2 Stored Amount). If Intercept has not required PharmaZell to Manufacture the Campaign 2 Stored Amount into API prior to the expiration or termination of the Agreement, upon the written direction of Intercept, PharmaZell shall either deliver such Campaign 2 Stored Amount to Intercept or its designee or destroy such Campaign 2 Stored Amount.

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5. The Parties acknowledge and agree that, notwithstanding anything to the contrary contained in Section 2.2(b) of the Agreement, the issuance of the Work Orders attached hereto for Campaign 1 has satisfied Intercept’s Minimum Annual Requirement for Calendar Year 2017 and the issuance of the Work Orders attached hereto for Campaign 2 has satisfied Intercept’s Minimum Annual Requirement for Calendar Year 2018, and Intercept shall have no further obligations to order any quantities of Supplied Material for delivery in either Calendar Year 2017 or Calendar Year 2018.

6. Schedule 2.2(b) of the Agreement is hereby deleted.

7. Schedule 2.7(e) of the Agreement is hereby replaced in its entirety with the Schedule 2.7(e) attached to this Amendment #1 as Appendix 1.

8. Except as specifically amended hereby, the Agreement remains in full force and effect.

9. The Governing Law and Dispute Resolution provisions contained in Sections 10.6 and 10.7 of the Agreement shall apply to any disputes under this Amendment #1 as if fully set forth herein.

10. This Amendment #1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment #1 (and each amendment, modification and waiver in respect of it) by facsimile or other electronic transmission shall be as effective as delivery of a manually executed original counterpart of each such instrument.

11. This Amendment #1 shall be written and executed in, and all other communications under or in connection with this Amendment #1 shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

Signature Page to Follow

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #1 to be effective as of the last date of signature below.

INTERCEPT PHARMA EUROPE LTD.		PHARMAZELL GmbH

By:	/s/ Daniel Hood	By:	/s/ Dr. Wolfgang Burger

Name:	Daniel Hood	Name:	Dr. Wolfgang Burger

Title:	Authorized Signatory	Title:	VP Business Development

Date:	December 12, 2017	Date:	December 12, 2017

Signature Page to Amendment #1 to Manufacturing and Supply Agreement

APPENDIX 1

Schedule 2.7(e)

Standard Yields

[**]